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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 269 (Insured), Florida Trust 104, Maryland Trust 116, New York Trust 195 and Pennsylvania Trust 116:

  We consent to the use of our report dated June 20, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KPMG LLP

                                             KPMG LLP

New York, New York
June 20, 2001